SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                 ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 1999

                                BRT REALTY TRUST
                                ----------------
               (Exact name of registrant as specified in charter)



        Massachusetts             1-7172                     13-2755856
        ---------------------------------------------------------------
        State or other    (Commission file no.)           (IRS Employer
        jurisdiction of                                      I.D. No.)
        incorporation)

           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

         Registrant's telephone number, including area code 516-466-3100

                        BRT REALTY TRUST AND SUBSIDIARIES
                                 CURRENT REPORT
                                       on
                                    FORM 8-K

Item 2.  Acquisition or Disposition of Assets

     On October 15, 1999, a subsidiary of BRT Realty Trust ("BRT") entered into a joint venture effective September 1, 1999 with Kimco Realty Corporation ("Kimco"), whereby the subsidiary of BRT and a subsidiary of Kimco became members in Blue Hen Venture, L.L.C. ("BHV"), a newly organized limited liability company. The BRT subsidiary and the Kimco subsidiary will each have a 50% interest in BHV and the Kimco entity will be the managing member. BHV will primarily own, operate, and develop a corporate mall and retail center located in Dover, Delaware.

     Pursuant to the operating agreement, the subsidiary of BRT contributed to BHV a 460,000 square foot enclosed facility (formerly a shopping mall) and five free standing buildings containing 55,000 square feet of space. The entire complex is contained on approximately 90 acres. The complex was transferred subject to a net outstanding mortgage of approximately $6.8 million. Kimco through its subsidiary contributed $4.6 million to BHV and caused an option to acquire an approximately 40 acre parcel of land adjacent to the complex to be assigned to BHV. The BRT subsidiary received a distribution from BHV of $4.6 million.

     For purposes of this Current Report on Form 8-K, BRT is deemed to have disposed of this property and it will no longer be consolidated into the results of operations of BRT. BRT will account for its investment in BHV using the equity method of accounting.





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The pro forma financial information filed herewith is as follows:

Pro forma consolidated balance sheet
     As of June 30, 1999.................................  3

Pro forma consolidated statement of operations for
     the year ended September 30, 1998...................  4

Pro forma consolidated statement of operations for
     the nine months ended June 30, 1999   ............... 5

1.       Basis of Presentation

     The accompanying pro forma consolidated balance sheet as of June 30, 1999 gives effect to the contribution of the property to BHV as if the transaction had occurred as of October 1, 1998.

     The accompanying pro forma consolidated statement of operations for the year ended September 30, 1998 and the nine months ended June 30, 1999, reflects the historical results of the Company adjusted to give effect to the contribution of the property to BHV as if the transaction had occurred on October 1, 1997 and October 1, 1998, respectively.

     The pro forma consolidated financial statements have been prepared by management. These pro forma financial statements may not be indicative of the results that would have occurred had the transaction actually been consummated on the date indicated. Also these results may not be indicative of the results that will be achieved in the future. The pro forma consolidated balance sheet and statement of operations should be read in conjunction with BRT's audited financial statements for the year ended September 30, 1998 which are included in the Company's Annual Report on Form 10-K.


                                               BRT REALTY TRUST AND SUBSIDIARIES
                                                     PRO FORMA BALANCE SHEET
                                                           (Unaudited)
                                                      (amounts in thousands)
                                                           June 30, 1999

                                                                       Historical         Pro Forma                   BRT
                                                                          BRT            Adjustments               Pro Forma
                                                                          ---            -----------               ---------

ASSETS

Real estate loans:
Earning interest                                                        $ 47,798            $      -                 $ 47,798
  Less allowance for possible losses                                       2,041                   -                    2,041
                                                                        --------            --------                 --------
                                                                          45,757                   -                   45,757
                                                                        --------            --------                 --------
Real estate assets:
  Foreclosed properties held for sale                                     15,005             (11,886)                   3,119
  Investment in real estate venture                                          613               3,153                    3,766
                                                                        --------            --------                 --------
                                                                          15,618              (8,733)                   6,885
 Less valuation allowance                                                    349                   -                      349
                                                                        --------            --------                 --------
                                                                          15,269              (8,733)                   6,536

Cash and cash equivalents                                                 25,055               4,039                   29,094
Other assets                                                               2,075                (470)                   1,605
                                                                        --------            ---------                --------
        Total Assets                                                    $ 88,156            $ (5,164)                $ 82,992
                                                                        ========            =========                ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:

 Note payable - Credit facility                                          $ 2,365            $      -                  $ 2,365
 Loans and mortgages payable                                               7,829              (6,757)                   1,072
 Accounts payable and accrued liabilities                                  2,102                                        2,102
                                                                        --------            --------                 --------
        Total Liabilities                                                 12,296              (6,757)                   5,539
                                                                        --------            --------                 --------

Shareholders' Equity Preferred shares, $1 par value:
   Authorized 10,000 shares, none issued                                       -                   -                        -
  Shares of beneficial interest, $3 par value:
   Authorized number of shares - unlimited,
    issued - 8,888 shares                                                 26,665                   -                   26,665
  Additional paid-in capital, net of
    distributions of $5,171                                               81,521                   -                   81,521
  Accumulated deficit                                                    (17,446)              1,593                  (15,853)
                                                                         --------           --------                 --------
                                                                          90,740               1,593                   92,333
Cost of 1,723 treasury shares of
  beneficial interest                                                    (14,880)                  -                  (14,880)
                                                                         --------           --------                 --------
     Total Shareholders' Equity                                           75,860               1,593                   77,453
                                                                          ------            --------                 --------
      Total Liabilities and Shareholders' Equity                        $ 88,156            $ (5,164)                $ 82,992
                                                                        ========            =========                ========



                                                   BRT REALTY TRUST AND SUBSIDIARIES
                                                   PRO FORMA STATEMENT OF OPERATIONS
                                                              (Unaudited)
                                           (amounts in thousands except for per share data)


                                                                                For the year ended September 30, 1998

                                                                        Historical       Pro Forma                 BRT
                                                                           BRT          Adjustments             Pro Forma
                                                                           ---          -----------             ---------


Revenues:
   Interest and fees on real estate loans                                $ 5,267            $      -             $  5,267
   Operating income on real estate owned                                   4,104              (2,697)               1,407
   Income from real estate venture                                             0                 348                  348
   Other, primarily investment income                                        826                 197                1,023
                                                                         -------            --------              -------
             Total Revenues                                               10,197              (2,152)               8,045

Expenses:
  Interest-notes payable and loans payable                                   177                   -                  177
  Advisor's fee                                                              519                   -                  519
  General and administrative                                               2,529                   -                2,529
  Operating expenses relating to real estate                               2,374              (1,724)                 650
  Amortization and depreciation                                              357                   -                  357
                                                                         -------            --------              -------
            Total Expenses                                                 5,956              (1,724)               4,232
                                                                         -------            --------              -------

Income before gain on sale of foreclosed
  properties held for sale and
  available-for-sale securities                                            4,241                (428)               3,813
Net gain on sale of real estate loans and
  foreclosed properties held for sale                                      8,090               1,934               10,024
Net realized gain on available-for-sale securities                         1,257                   -                1,257
                                                                         -------            --------              -------

Net Income                                                               $13,588             $ 1,506              $15,094
                                                                         =======             =======              =======

Income per share of Beneficial Interest:
  Basic earnings per share                                              $   1.72            $   0.19             $   1.91
                                                                        ========            ========             ========
  Diluted earnings per share                                            $   1.71            $   0.19             $   1.90
                                                                        ========            ========             ========



                                                   BRT REALTY TRUST AND SUBSIDIARIES
                                                   PRO FORMA STATEMENT OF OPERATIONS
                                                              (Unaudited)
                                           (amounts in thousands except for per share data)

                                                                           For the nine months ended June 30, 1999

                                                                        Historical         Pro Forma              BRT
                                                                           BRT            Adjustments          Pro Forma
                                                                           ---            -----------          ---------

Revenues:
 Interest and fees on real estate loans                                 $  5,770           $       -             $  5,770
 Operating income on real estate owned                                     2,795              (2,151)                 644
 Income from real estate venture                                               -                 281                  281
 Other, primarily investment income                                          554                 148                  702
                                                                        --------            --------             --------
                                                                           9,119              (1,722)               7,397
Expenses:
 Interest-notes payable and loans payable                                    391                   -                  391
 Advisor's fee                                                               450                   -                  450
 General and administrative                                                2,395                   -                2,395
 Operating expenses relating to real estate                                1,707              (1,381)                 326
 Amortization and depreciation                                               266                   -                  266
                                                                        --------            --------             --------
               Total Expenses                                              5,209            (  1,381)               3,828
                                                                        --------            ---------            --------

Income before gain on sale of foreclosed
   properties held for sale and
   available-for-sale securities                                           3,910                (341)               3,569
Net gain on sale of real estate loans and
    foreclosed properties held for sale                                    2,103               1,934                4,037
Net realized gain on available-for-sale securities                           869                   -                  869
                                                                       ---------            --------             --------

Net Income                                                              $  6,882            $  1,593             $  8,475
                                                                        ========            ========             ========

Income per share of Beneficial Interest:
   Basic earnings per share                                            $    0.96           $    0.22             $   1.18
                                                                       =========           =========             ========
   Diluted earnings per share                                          $    0.95           $    0.22             $   1.17
                                                                       =========           =========             ========


2.     Pro Forma Adjustments

Balance Sheet
-------------

The adjustments to "Foreclosed properties held for sale", "Other assets", and "Loans and mortgage payable", reflect the contribution of the property to BHV, and the sale of 50% of the property.

The adjustment to "Cash and cash equivalents" reflects the net cash distributed to the BRT subsidiary from BHV and net earnings for the period.

The adjustment to "Investment in real estate venture" reflects the initial contribution by the BRT subsidiary to BHV.

The adjustment to "Accumulated deficit" reflects the gain recognized on the contribution of the property to BHV, the distribution of cash from BHV and the period earnings.

Statement of Operations
-----------------------

The adjustments to "Operating income on real estate owned" and "Operating expenses related to real estate" reflect the elimination of the operating results of the property that was contributed to BHV.

The adjustment to "Income from real estate venture" reflects the equity earnings of the interest in BHV and the earnings on the net proceeds received from its contribution of the property to BHV.

The adjustment to "Other revenues, primarily investment income" reflects the earnings on the net cash received from its contribution to the property.




                                Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             BRT REALTY TRUST


                             By: (s)Simeon Brinberg
                                 ---------------------
                                 Simeon Brinberg, Secretary



Date:  November 1, 1999